UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22608

Virtus Global Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

ANNUAL REPORT

November 30, 2022
Virtus Global Multi-Sector Income Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Global Multi-Sector Income Fund
(“Global Multi-Sector Income Fund”)

MESSAGE TO SHAREHOLDERS
Dear Virtus Global Multi-Sector Income Fund Shareholder:
I am pleased to present this annual report, which reviews the performance of the Virtus Global Multi-Sector Income Fund for the 12 months ended November 30, 2022.
This report contains commentary from the portfolio management team at Newfleet Asset Management about the financial markets and the performance of the Fund’s investments.
The fiscal year was marked by higher inflation, rising interest rates, war in Ukraine, and increased market volatility. For the 12 months ended November 30, 2022, the Fund’s net asset value (NAV) returned -14.70%, including $0.96 in reinvested distributions, and its market price returned -21.78%. For the same period, the Fund’s benchmark, the Bloomberg Global Aggregate Bond Index, returned -16.82%.
As 2023 begins, inflation has shown signs of slowing, and the Federal Reserve (the “Fed”) has indicated it may reduce the size of its interest rate increases. We maintain our focus on the long term, and our commitment to your financial success. Please call our customer service team at 866-270-7788 if you have questions about your account or require assistance.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Trustee
Virtus Global Multi-Sector Income Fund
January 2023

Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

GLOBAL MULTI-SECTOR INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2022
About the Fund:
Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying extensive credit research to capitalize on opportunities across undervalued areas of the global bond markets. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2022, the Fund’s leverage consisted of $45.4 million of borrowings made pursuant to a line of credit, which represented approximately 30% of the Fund’s total assets.
Manager Comments – Newfleet Asset Management (Newfleet)
Newfleet’s multi-sector fixed income strategies team manages the Fund, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. The following commentary is provided by the respective portfolio team at Newfleet and covers the Fund’s portfolio for the year ended November 30, 2022.
How did the markets perform during the Fund’s fiscal year ended November 30, 2022?
Central banks embarked on the first meaningful tightening of monetary policy in several years in response to elevated inflation during the fiscal year. Their messaging was consistent:
they are focused on fighting high inflation. The monetary backdrop clouded the outlook for global and regional economies, and led to an increased probability of recession. This resulted in negative total returns for most assets. The pandemic remained a global issue, with China’s zero-COVID policy continuing to delay the normalization of supply chains, though there were signs that the rigid policy may be eased. Meanwhile, the war between Russia and Ukraine presented an ongoing economic shock to food and energy prices. These unresolved issues made economic forecasting and modeling a challenge and contributed to a volatile investing environment during the fiscal year.
The Federal Reserve (the Fed) and other major central banks shifted their rhetoric sharply hawkish, indicating that keeping inflation under control is their primary goal, in response to elevated inflation data. The Fed raised its main policy interest rate 3.75% during the fiscal year, including four jumbo moves of 0.75% each, and indicated its resolve to restore price stability. The Fed began to shrink its $8.9 trillion balance sheet, and increased its pace in September. The European Central Bank (ECB) also joined the inflation fight, raising its policy rate to 2.00% over three meetings, marking the first increases from zero interest rates since 2016. In addition to managing the start of its own balance sheet wind-down, the ECB was managing the complex task of preventing financial fragmentation among its member countries. The Bank of Japan was relatively less concerned about inflation given local economic conditions, but weakness in the yen was challenging that stance.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 6.

GLOBAL MULTI-SECTOR INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2022
During the 12-month period, volatility in the fixed income markets increased due to both the more hawkish Fed policy and the Russian invasion of Ukraine. U.S. Treasuries generally outperformed spread sectors (non-governmental fixed income investments) on an excess return basis. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a U.S. Treasury with the same duration (interest rate sensitivity). With the spike in U.S. Treasury yields, less interest rate-sensitive sectors such as high yield bank loans, and other shorter-duration asset classes, including asset-backed securities, generally outperformed on a total return basis.
During the 12-month period, the U.S. Treasury yield curve shifted higher, with the largest increase on the front end, resulting in an inverted yield curve. This occurs when the yields on longer-term investments drop below the yields on shorter-term investments with the same risk profile.
What factors affected the Fund’s performance during fiscal year?
For the fiscal year ended November 30, 2022, the Fund’s net asset value (NAV) returned -14.70%, while its market price returned -21.78%. The Bloomberg Global Aggregate Bond Index, which serves as the Fund’s benchmark, returned -16.82%.
The Fund’s allocations to high yield bank loans, asset-backed securities, corporate high yield, and the allocation to non-agency mortgage-backed securities over agency mortgage-backed securities all had a positive impact on performance for the 12-month period. Overall issue selection was positive for the period.
The Fund’s allocation to yankee high quality securities had a negative impact during the period.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 6.

GLOBAL MULTI-SECTOR INCOME FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2022
Average Annual Total Returns1 for periods ended 11/30/22

	1 Year	5 Years	10 Years
Market Value[1,2]	-21.78%	-4.81%	2.64%
Net Asset Value[1,2]	-14.70%	-1.73%	3.03%
Bloomberg Global Aggregate Bond Index[1,3]	-16.82%	-1.69%	-0.52%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 11/30

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 6.

GLOBAL MULTI-SECTOR INCOME FUND
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
November 30, 2022
The following tables  present the portfolio holdings within certain sectors or countries as a percentage of total investments at November 30, 2022.
Asset Allocations
Corporate Bonds and Notes		49%
Energy	13%
Financials	12
Materials	5
All other Corporate Bonds and Notes	19
Foreign Government Securities		17
Asset-Backed Securities		8
Leveraged Loans		8
Mortgage-Backed Securities		7
U.S. Government Securities		6
Other (includes short-term investment)		5
Total		100%
Country Weightings
United States	56%
Mexico	7
Indonesia	3
Canada	3
Netherlands	2
Saudi Arabia	2
Peru	2
Other	25
Total	100%

GLOBAL MULTI-SECTOR INCOME FUND
KEY INVESTMENT TERMS (Unaudited)
November 30, 2022
Bloomberg Global Aggregate Bond Index
The Bloomberg Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed income investments. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the Euro zone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks of all 17 European Union Member States whether or not they have adopted the Euro.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Payment-in-Kind (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Yankee Bond
A Yankee bond is a bond issued by a foreign entity, such as a bank or company, but is issued and traded in the United States and denominated in U.S. dollars.
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for

GLOBAL MULTI-SECTOR INCOME FUND
KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2022
other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS
November 30, 2022
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—8.5%
U.S. Treasury Bonds
2.875%, 5/15/49	$ 675	$ 559
1.250%, 5/15/50	3,265	1,821
1.875%, 11/15/51	930	612
2.875%, 5/15/52	775	644
U.S. Treasury Notes
0.125%, 3/31/23	2,130	2,100
4.250%, 9/30/24	705	703
0.375%, 9/30/27	465	395
1.375%, 11/15/31	2,080	1,720
Total U.S. Government Securities (Identified Cost $10,455)		8,554

Municipal Bonds—2.2%
California—0.7%
State of California, Build America Bond Taxable 7.500%, 4/1/34	570	702
Florida—0.3%
Broward County, Water & Sewer Utility Revenue Series A 4.000%, 10/1/47	300	290
Illinois—0.7%
State of Illinois, Build America Bond Taxable 6.900%, 3/1/35	700	726
New York—0.5%
Metropolitan Transportation Authority Bidding Group Series A 5.000%, 11/15/45	430	458
Total Municipal Bonds (Identified Cost $2,270)		2,176

Foreign Government Securities—25.2%
Arab Republic of Egypt
144A 7.600%, 3/1/29(1)	845	691
	Par Value	Value

Foreign Government Securities—continued
144A 8.500%, 1/31/47(1)	$ 715	$ 475
144A 8.875%, 5/29/50(1)	550	373
Bolivarian Republic of Venezuela RegS 7.650%, 4/21/25(2)(3)	1,380	114
China Government International Bond RegS 3.250%, 10/19/23(3)	525	520
Dominican Republic
144A 4.875%, 9/23/32(1)	1,565	1,296
144A 6.850%, 1/27/45(1)	615	535
Emirate of Dubai Government International Bonds RegS 5.250%, 1/30/43(3)	1,265	1,117
Federative Republic of Brazil 4.750%, 1/14/50	365	268
Islamic Republic of Pakistan 144A 6.875%, 12/5/27(1)	630	249
Kingdom of Jordan 144A 5.750%, 1/31/27(1)	1,285	1,240
Kingdom of Morocco
144A 3.000%, 12/15/32(1)	200	159
144A 5.500%, 12/11/42(1)	590	504
Mongolia Government International Bond 144A 3.500%, 7/7/27(1)	775	568
Oman Government International Bond 144A 7.375%, 10/28/32(1)	595	640
Republic of Angola 144A 8.250%, 5/9/28(1)	1,105	1,026
Republic of Argentina 3.500%, 7/9/41(4)	1,570	436
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value
Foreign Government Securities—continued
Republic of Colombia
4.500%, 3/15/29	$ 1,010	$ 870
3.125%, 4/15/31	200	148
4.125%, 5/15/51	270	159
Republic of Ecuador
144A 0.000%, 7/31/30(1)	54	20
144A 5.500%, 7/31/30(1)(4)	378	229
144A 2.500%, 7/31/35(1)(4)	504	219
Republic of Guatemala
144A 5.250%, 8/10/29(1)	315	303
144A 3.700%, 10/7/33(1)	830	677
Republic of Indonesia
2.850%, 2/14/30	1,540	1,382
144A 4.350%, 1/8/27(1)	525	516
Republic of Ivory Coast
144A 6.375%, 3/3/28(1)	385	369
144A 6.125%, 6/15/33(1)	435	384
Republic of Kenya 144A 8.000%, 5/22/32(1)	510	442
Republic of Nigeria 144A 7.375%, 9/28/33(1)	625	455
Republic of Panama
3.298%, 1/19/33	615	506
3.870%, 7/23/60	850	566
Republic of Philippines 3.700%, 3/1/41	960	775
Republic of South Africa
5.875%, 4/20/32	745	684
5.650%, 9/27/47	360	272
Republic of Turkey
7.625%, 4/26/29	1,175	1,110
4.875%, 4/16/43	935	608
Saudi Government International Bond
144A 3.625%, 3/4/28(1)	900	857
144A 5.500%, 10/25/32(1)	430	450
	Par Value	Value

Foreign Government Securities—continued
144A 4.500%, 10/26/46(1)	$ 780	$ 682
State of Israel 2.750%, 7/3/30	480	435
State of Qatar
144A 3.750%, 4/16/30(1)	450	432
144A 4.400%, 4/16/50(1)	365	332
United Mexican States
2.659%, 5/24/31	310	257
4.500%, 1/31/50	1,430	1,143
Total Foreign Government Securities (Identified Cost $31,711)		25,493

Mortgage-Backed Securities—9.5%
Non-Agency—9.5%
Aligned Data Centers Issuer LLC 2021-1A, A2 144A 1.937%, 8/15/46(1)	475	402
American Homes 4 Rent Trust 2014-SFR2, C 144A 4.705%, 10/17/36(1)	770	740
Arroyo Mortgage Trust 2019-1, A1 144A 3.805%, 1/25/49(1)(4)	99	91
BX Trust 2019-OC11, D 144A 4.075%, 12/9/41(1)(4)	515	411
CF Hippolyta Issuer LLC 2020-1, A1 144A 1.690%, 7/15/60(1)	347	307
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(1)(4)	95	80
2016-SH2, M2 144A 3.750%, 12/25/45(1)(4)	237	207
CIM Trust 2021-NR4, A1 144A 2.816%, 10/25/61(1)(4)	181	166
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
COLT Mortgage Loan Trust 2022-5, A1 144A 4.550%, 4/25/67(1)(4)	$ 387	$ 367
Dominion Mortgage Trust 2021-RTL1, A1 144A 2.487%, 7/25/27(1)(4)	570	511
Ellington Financial Mortgage Trust
2019-2, A3 144A 3.046%, 11/25/59(1)(4)	43	41
2021-2, A3 144A 1.291%, 6/25/66(1)(4)	355	268
FirstKey Homes Trust 2020-SFR2, B 144A 1.567%, 10/19/37(1)	475	416
Imperial Fund Mortgage Trust 2021-NQM4, A1 144A 2.091%, 1/25/57(1)(4)	806	653
JPMorgan Chase Mortgage Trust 2014-5, B2 144A 2.790%, 10/25/29(1)(4)	163	135
Mill City Mortgage Loan Trust 2017-3, B1 144A 3.250%, 1/25/61(1)(4)	340	275
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, AS 3.561%, 4/15/48	220	204
New Residential Mortgage Loan Trust
2016-3A, B1 144A 4.000%, 9/25/56(1)(4)	183	166
2016-4A, B1A 144A 4.500%, 11/25/56(1)(4)	524	481
OBX Trust 2019-INV1, A3 144A 4.500%, 11/25/48(1)(4)	54	51
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 2.857%, 6/25/26(1)(4)	150	139
	Par Value	Value

Non-Agency—continued
Preston Ridge Partners Mortgage LLC
2021-2, A1 144A 2.115%, 3/25/26(1)(4)	$ 362	$ 331
2021-9, A1 144A 2.363%, 10/25/26(1)(4)	215	191
Progress Residential Trust 2021-SFR6, C 144A 1.855%, 7/17/38(1)	190	158
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(1)(4)	84	70
Roc Mortgage Trust 2021-RTL1, A1 144A 2.487%, 8/25/26(1)(4)	470	438
Starwood Mortgage Residential Trust 2021-3, A3 144A 1.518%, 6/25/56(1)(4)	54	43
Towd Point Mortgage Trust
2016-4, B1 144A 3.868%, 7/25/56(1)(4)	260	237
2017-1, M1 144A 3.750%, 10/25/56(1)(4)	265	245
2018-6, A2 144A 3.750%, 3/25/58(1)(4)	215	183
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(1)	150	130
TVC Mortgage Trust 2020-RTL1, M 144A 5.193%, 9/25/24(1)(4)	500	474
UBS Commercial Mortgage Trust 2012-C1, D 144A 6.661%, 5/10/45(1)(4)	58	53
VCAT LLC
2021-NPL3, A1 144A 1.743%, 5/25/51(1)(4)	272	243
2021-NPL4, A1 144A 1.868%, 8/25/51(1)(4)	191	172
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Vericrest Opportunity Loan Trust XCII LLC 2021-NPL1, A1 144A 1.893%, 2/27/51(1)(4)	$ 298	$ 264
Verus Securitization Trust 2022-4, A1 144A 4.474%, 4/25/67(1)(4)	333	319
Total Mortgage-Backed Securities (Identified Cost $10,855)		9,662

Asset-Backed Securities—12.3%
Automobiles—5.4%
ACC Trust 2022-1, C 144A 3.240%, 10/20/25(1)	545	518
ACM Auto Trust 2022-1A, B 144A 4.470%, 4/20/29(1)	340	337
Avid Automobile Receivables Trust 2019-1, D 144A 4.030%, 7/15/26(1)	390	387
Avis Budget Rental Car Funding LLC (AESOP) 2019-2A, D 144A 3.040%, 9/22/25(1)	480	435
Exeter Automobile Receivables Trust 2018-4A, D 144A 4.350%, 9/16/24(1)	163	162
GLS Auto Receivables Issuer Trust
2019-4A, C 144A 3.060%, 8/15/25(1)	495	487
2020-3A, D 144A 2.270%, 5/15/26(1)	480	462
2020-3A, E 144A 4.310%, 7/15/27(1)	550	523
GLS Auto Receivables Trust 2018-3A, C 144A 4.180%, 7/15/24(1)	125	124
	Par Value	Value

Automobiles—continued
LAD Auto Receivables Trust 2021-1A, D 144A 3.990%, 11/15/29(1)	$ 470	$ 422
Lendbuzz Securitization Trust 2022-1A, A 144A 4.220%, 5/17/27(1)	692	664
OneMain Direct Auto Receivables Trust 2022-1A, C 144A 5.310%, 6/14/29(1)	320	303
Santander Drive Auto Receivables Trust 2022-7, A2 5.810%, 1/15/26	438	438
USASF Receivables LLC 2020-1A, B 144A 3.220%, 5/15/24(1)	151	151
Veros Automobile Receivables Trust 2020-1, B 144A 2.190%, 6/16/25(1)	17	17
		5,430

Credit Card—1.0%
Avant Credit Card Master Trust 2021-1A, A 144A 1.370%, 4/15/27(1)	480	437
Mission Lane Credit Card Master Trust 2021-A, A 144A 1.590%, 9/15/26(1)	605	582
		1,019

Other—5.9%
Aqua Finance Trust
2017-A, A 144A 3.720%, 11/15/35(1)	85	84
2020-AA, D 144A 7.150%, 7/17/46(1)	400	349
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)	469	402
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Other—continued
Business Jet Securities LLC 2020-1A, A 144A 2.981%, 11/15/35(1)	$ 175	$ 159
Conn’s Receivables Funding LLC 2022-A, B 144A 9.520%, 12/15/26(1)	385	381
FAT Brands Royalty LLC 2021-1A, A2 144A 4.750%, 4/25/51(1)	480	463
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	348	315
Lendmark Funding Trust 2021-1A, A 144A 1.900%, 11/20/31(1)	480	405
Mariner Finance Issuance Trust 2020-AA, A 144A 2.190%, 8/21/34(1)	480	456
NMEF Funding LLC 2019-A, C 144A 3.300%, 8/17/26(1)	390	387
Oportun Funding XIV LLC 2021-A, B 144A 1.760%, 3/8/28(1)	580	530
Planet Fitness Master Issuer LLC 2018-1A, A2II 144A 4.666%, 9/5/48(1)	519	484
Trinity Rail Leasing LLC 2019-1A, A 144A 3.820%, 4/17/49(1)	303	280
TRP LLC 2021-1, A 144A 2.070%, 6/19/51(1)	318	268
VFI ABS LLC 2022-1A, B 144A 3.040%, 7/24/28(1)	585	550
Zaxby’s Funding LLC 2021-1A, A2 144A 3.238%, 7/30/51(1)	536	435
		5,948
Total Asset-Backed Securities (Identified Cost $13,117)		12,397

	Par Value	Value

Corporate Bonds and Notes—71.0%
Communication Services—3.5%
Altice France Holding S.A. 144A 6.000%, 2/15/28(1)	$ 185	$ 124
Altice France S.A.
144A 5.125%, 7/15/29(1)	265	209
144A 5.500%, 10/15/29(1)	185	148
CT Trust 144A 5.125%, 2/3/32(1)	550	474
DISH DBS Corp. 7.750%, 7/1/26	170	142
Grupo Televisa SAB 4.625%, 1/30/26	525	510
Level 3 Financing, Inc. 144A 3.625%, 1/15/29(1)	365	270
McGraw-Hill Education, Inc. 144A 8.000%, 8/1/29(1)	310	263
Millennium Escrow Corp. 144A 6.625%, 8/1/26(1)	250	180
Northwest Fiber LLC 144A 10.750%, 6/1/28(1)	175	165
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(1)	275	125
Telecomunicaciones Digitales S.A. 144A 4.500%, 1/30/30(1)	725	607
Telesat Canada 144A 6.500%, 10/15/27(1)	180	55
VZ Secured Financing B.V. 144A 5.000%, 1/15/32(1)	370	306
		3,578

Consumer Discretionary—4.2%
Ashtead Capital, Inc. 144A 2.450%, 8/12/31(1)	570	442
At Home Group, Inc.
144A 4.875%, 7/15/28(1)	45	33
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
144A 7.125%, 7/15/29(1)	$ 305	$ 178
Brunswick Corp. 2.400%, 8/18/31	261	190
Carriage Services, Inc. 144A 4.250%, 5/15/29(1)	215	161
Clarios Global LP 144A 8.500%, 5/15/27(1)	245	240
Cooper-Standard Automotive, Inc. 144A 13.000%, 6/1/24(1)	110	115
Dick’s Sporting Goods, Inc. 3.150%, 1/15/32	270	215
Dornoch Debt Merger Sub, Inc. 144A 6.625%, 10/15/29(1)	170	113
eG Global Finance plc 144A 8.500%, 10/30/25(1)	300	286
Ford Motor Co. 3.250%, 2/12/32	120	95
Jacobs Entertainment, Inc. 144A 6.750%, 2/15/29(1)	180	162
M/I Homes, Inc. 4.950%, 2/1/28	360	313
Mclaren Finance plc 144A 7.500%, 8/1/26(1)	390	315
Metis Merger Sub LLC 144A 6.500%, 5/15/29(1)	155	128
Mohegan Gaming & Entertainment 144A 8.000%, 2/1/26(1)	270	254
NMG Holding Co., Inc. 144A 7.125%, 4/1/26(1)	300	289
Nordstrom, Inc. 4.250%, 8/1/31	300	233
Premier Entertainment Sub LLC 144A 5.625%, 9/1/29(1)	290	232
	Par Value	Value

Consumer Discretionary—continued
Royal Caribbean Cruises Ltd. 144A 9.250%, 1/15/29(1)	$ 12	$ 12
Weekley Homes LLC 144A 4.875%, 9/15/28(1)	255	207
		4,213

Consumer Staples—1.5%
Anheuser-Busch InBev Worldwide, Inc. 3.500%, 6/1/30	455	420
BAT Capital Corp. 7.750%, 10/19/32	525	579
Central American Bottling Corp. 144A 5.250%, 4/27/29(1)	295	264
Turning Point Brands, Inc. 144A 5.625%, 2/15/26(1)	345	300
		1,563

Energy—19.2%
Aker BP ASA 144A 2.000%, 7/15/26(1)	590	519
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(1)	460	462
Antero Midstream Partners LP 144A 5.750%, 1/15/28(1)	270	255
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(1)	255	254
BP Capital Markets plc 4.875% (5)	375	330
Callon Petroleum Co. 144A 7.500%, 6/15/30(1)	115	109
Calumet Specialty Products Partners LP 144A 8.125%, 1/15/27(1)	265	254
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Energy—continued
CITGO Petroleum Corp. 144A 7.000%, 6/15/25(1)	$ 95	$ 94
Coronado Finance Pty Ltd. 144A 10.750%, 5/15/26(1)	382	396
CrownRock LP 144A 5.625%, 10/15/25(1)	255	249
Ecopetrol S.A. 4.625%, 11/2/31	695	524
Enbridge, Inc. 7.625%, 1/15/83	345	337
Energy Transfer LP Series H 6.500% (5)	355	306
Fermaca Enterprises S de RL de C.V. 144A 6.375%, 3/30/38(1)	1,099	1,028
Hilcorp Energy I LP
144A 5.750%, 2/1/29(1)	290	266
144A 6.000%, 2/1/31(1)	200	184
International Petroleum Corp. RegS, 144A 7.250%, 2/1/27(1)(3)	200	184
KazMunayGas National Co. JSC
144A 4.750%, 4/19/27(1)	315	291
144A 5.750%, 4/19/47(1)	640	481
144A 6.375%, 10/24/48(1)	200	160
Kinder Morgan, Inc. 7.750%, 1/15/32	380	435
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(1)	270	261
Mesquite Energy Escrow, Inc. 144A 7.250%, 2/15/23(1)(6)	135	2
Nabors Industries Ltd. 144A 7.250%, 1/15/26(1)	195	187
Northriver Midstream Finance LP 144A 5.625%, 2/15/26(1)	255	241
	Par Value	Value

Energy—continued
Occidental Petroleum Corp. 6.125%, 1/1/31	$ 405	$ 411
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (1)(5)(6)	154	1
Parsley Energy LLC 144A 4.125%, 2/15/28(1)	210	193
Pertamina Persero PT
144A 2.300%, 2/9/31(1)	1,075	871
RegS 6.450%, 5/30/44(3)	815	823
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(1)(7)	1,820	77
Petroleos Mexicanos
6.500%, 3/13/27	930	838
5.950%, 1/28/31	825	617
6.700%, 2/16/32	935	721
6.500%, 6/2/41	350	224
7.690%, 1/23/50	595	405
6.375%, 1/23/45	1,700	1,034
6.350%, 2/12/48	520	315
Petronas Capital Ltd. 144A 3.500%, 4/21/30(1)	555	510
Reliance Industries Ltd. 144A 2.875%, 1/12/32(1)	760	626
Saudi Arabian Oil Co. 144A 2.250%, 11/24/30(1)	950	786
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(3)	625	634
Teine Energy Ltd. 144A 6.875%, 4/15/29(1)	250	226
Transcanada Trust 5.600%, 3/7/82	545	464
Transocean, Inc. 144A 11.500%, 1/30/27(1)	9	9
Transportadora de Gas del Peru S.A. 144A 4.250%, 4/30/28(1)	1,350	1,263
USA Compression Partners LP 6.875%, 4/1/26	205	196
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Energy—continued
Var Energi ASA 144A 7.500%, 1/15/28(1)	$ 200	$ 204
Venture Global Calcasieu Pass LLC 144A 4.125%, 8/15/31(1)	245	211
		19,468

Financials—17.5%
Acrisure LLC 144A 7.000%, 11/15/25(1)	580	545
Allstate Corp. (The) Series B 5.750%, 8/15/53	606	558
Ally Financial, Inc. Series B 4.700% (5)	529	383
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(1)	755	720
Banco de Credito e Inversiones S.A. 144A 3.500%, 10/12/27(1)	990	902
Banco do Brasil S.A. 144A 3.250%, 9/30/26(1)	200	181
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(1)	1,095	1,080
Banco Mercantil del Norte S.A. 144A 6.625% (1)(5)	780	623
Banco Nacional de Comercio Exterior SNC 144A 4.375%, 10/14/25(1)	510	489
Banco Santander Chile 144A 3.177%, 10/26/31(1)	150	124
Bancolombia S.A. 4.625%, 12/18/29	300	256
Bank of America Corp. 2.482%, 9/21/36	395	299
Bank of New York Mellon Corp. (The) 5.834%, 10/25/33	590	621
	Par Value	Value

Financials—continued
Barclays plc 7.437%, 11/2/33	$ 420	$ 445
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(1)	700	601
Blackstone Private Credit Fund 2.625%, 12/15/26	200	170
Brighthouse Financial, Inc. 5.625%, 5/15/30	452	440
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(1)	160	136
Brookfield Finance, Inc. 2.724%, 4/15/31	460	375
Charles Schwab Corp. (The) Series H 4.000% (5)	490	383
Citadel LP 144A 4.875%, 1/15/27(1)	415	387
Cobra Acquisition Co. LLC 144A 6.375%, 11/1/29(1)	175	117
Corebridge Financial, Inc. 144A 6.875%, 12/15/52(1)	337	309
Credit Suisse Group AG 144A 9.016%, 11/15/33(1)	250	254
Discover Financial Services 6.700%, 11/29/32	261	266
Doric Nimrod Air Alpha Pass-Through Trust 2013-1, A 144A 5.250%, 5/30/23(1)	49	48
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(1)	585	532
Intercorp Peru Ltd. 144A 3.875%, 8/15/29(1)	730	595
Itau Unibanco Holding S.A. 144A 3.875%, 4/15/31(1)	920	817
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Financials—continued
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(1)	$ 400	$ 316
Lincoln National Corp. (3 month LIBOR + 2.040%) 6.283%, 4/20/67(4)	390	275
MDGH-GMTN RSC Ltd. 144A 4.500%, 11/7/28(1)	750	741
MetLife, Inc. Series G 3.850% (5)	220	200
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(1)	370	323
Morgan Stanley 6.342%, 10/18/33	355	378
Northern Trust Corp. 6.125%, 11/2/32	350	369
OWL Rock Core Income Corp. 4.700%, 2/8/27	259	234
Prudential Financial, Inc.
5.625%, 6/15/43	420	417
6.000%, 9/1/52	47	43
Santander Holdings USA, Inc. 4.400%, 7/13/27	660	634
Toronto-Dominion Bank (The) 8.125%, 10/31/82	435	446
Wells Fargo & Co. Series BB 3.900% (5)	730	636
		17,668

Health Care—2.9%
1375209 BC Ltd. 144A 9.000%, 1/30/28(1)	58	57
Akumin, Inc. 144A 7.000%, 11/1/25(1)	235	181
Bausch Health Cos., Inc.
144A 6.125%, 2/1/27(1)	25	17
144A 11.000%, 9/30/28(1)	105	81
	Par Value	Value

Health Care—continued
144A 14.000%, 10/15/30(1)	$ 20	$ 11
Bio-Rad Laboratories, Inc. 3.700%, 3/15/32	100	87
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(1)	370	307
Community Health Systems, Inc. 144A 6.125%, 4/1/30(1)	270	138
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30	335	278
GE Healthcare Holding LLC 144A 5.857%, 3/15/30(1)	305	316
Lannett Co., Inc. 144A 7.750%, 4/15/26(1)	60	16
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(1)	170	166
144A 10.000%, 4/15/27(1)	215	215
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(1)	220	128
Teva Pharmaceutical Finance Netherlands III B.V.
3.150%, 10/1/26	425	368
5.125%, 5/9/29	280	248
Universal Health Services, Inc. 144A 2.650%, 1/15/32(1)	400	302
		2,916

Industrials—4.8%
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 8/15/27(1)	375	358
Alfa SAB de C.V. 144A 5.250%, 3/25/24(1)	910	905
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(1)	536	487
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Industrials—continued
BlueLinx Holdings, Inc. 144A 6.000%, 11/15/29(1)	$ 180	$ 146
Boeing Co. (The)
3.750%, 2/1/50	315	221
5.930%, 5/1/60	160	148
British Airways Pass-Through Trust 2021-1, A 144A 2.900%, 3/15/35(1)	397	327
CoStar Group, Inc. 144A 2.800%, 7/15/30(1)	481	395
Deluxe Corp. 144A 8.000%, 6/1/29(1)	130	108
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(1)	265	207
Huntington Ingalls Industries, Inc. 2.043%, 8/16/28	440	365
Icahn Enterprises LP 6.250%, 5/15/26	235	232
OT Merger Corp. 144A 7.875%, 10/15/29(1)	85	50
Pentair Finance S.a.r.l. 5.900%, 7/15/32	295	291
Promontoria Holding 264 B.V. 144A 7.875%, 3/1/27(1)	255	241
Sempra Global 144A 3.250%, 1/15/32(1)	405	326
		4,807

Information Technology—3.9%
Broadcom, Inc. 4.150%, 11/15/30	446	401
CDW LLC 3.569%, 12/1/31	423	349
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(1)	35	32
144A 6.500%, 10/15/28(1)	55	50
Dell International LLC 8.100%, 7/15/36	303	349
	Par Value	Value

Information Technology—continued
Entegris Escrow Corp. 144A 4.750%, 4/15/29(1)	$ 332	$ 300
HP, Inc. 5.500%, 1/15/33	400	382
ION Trading Technologies S.a.r.l. 144A 5.750%, 5/15/28(1)	200	163
Kyndryl Holdings, Inc. 3.150%, 10/15/31	370	245
Leidos, Inc. 2.300%, 2/15/31	475	368
Micron Technology, Inc. 6.750%, 11/1/29	280	292
Neptune Bidco U.S., Inc. 144A 9.290%, 4/15/29(1)	25	24
Oracle Corp.
6.150%, 11/9/29	345	360
3.850%, 4/1/60	185	125
SK Hynix, Inc. 144A 2.375%, 1/19/31(1)	585	431
Viasat, Inc. 144A 5.625%, 9/15/25(1)	115	107
		3,978

Materials—7.2%
Albemarle Corp. 5.050%, 6/1/32	355	341
ArcelorMittal S.A. 6.800%, 11/29/32	375	379
ARD Finance S.A. PIK 144A 6.500%, 6/30/27(1)(8)	295	218
Avient Corp. 144A 7.125%, 8/1/30(1)	50	49
Bayport Polymers LLC 144A 5.140%, 4/14/32(1)	370	335
Celanese U.S. Holdings LLC
5.900%, 7/5/24	140	139
6.165%, 7/15/27	120	117
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)	295	296
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Materials—continued
Glencore Funding LLC 144A 2.850%, 4/27/31(1)	$ 460	$ 379
Inversiones CMPC S.A. 144A 3.850%, 1/13/30(1)	1,035	920
LSB Industries, Inc. 144A 6.250%, 10/15/28(1)	260	243
New Enterprise Stone & Lime Co., Inc. 144A 9.750%, 7/15/28(1)	405	373
OCP S.A.
144A 5.625%, 4/25/24(1)	1,500	1,502
144A 3.750%, 6/23/31(1)	200	162
Suzano Austria GmbH 2.500%, 9/15/28	620	512
Taseko Mines Ltd. 144A 7.000%, 2/15/26(1)	400	336
Teck Resources Ltd. 6.125%, 10/1/35	550	549
Trident TPI Holdings, Inc.
144A 9.250%, 8/1/24(1)	185	177
144A 6.625%, 11/1/25(1)	240	206
WR Grace Holdings LLC 144A 5.625%, 8/15/29(1)	120	99
		7,332

Real Estate—3.0%
EPR Properties
4.750%, 12/15/26	260	232
3.600%, 11/15/31	95	70
GLP Capital LP
5.750%, 6/1/28	96	93
3.250%, 1/15/32	47	37
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)	450	405
Kite Realty Group Trust 4.750%, 9/15/30	495	439
	Par Value	Value

Real Estate—continued
Office Properties Income Trust 4.500%, 2/1/25	$ 690	$ 611
Ontario Teachers’ Cadillac Fairview Properties Trust 144A 2.500%, 10/15/31(1)	285	222
Service Properties Trust 4.500%, 3/15/25	700	621
VICI Properties LP
4.950%, 2/15/30	110	104
5.125%, 5/15/32	110	103
144A 4.625%, 6/15/25(1)	70	67
		3,004

Utilities—3.3%
CMS Energy Corp. 4.750%, 6/1/50	460	383
Enel Finance International N.V. 144A 7.500%, 10/14/32(1)	400	430
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(1)	940	879
Ferrellgas LP
144A 5.375%, 4/1/26(1)	90	83
144A 5.875%, 4/1/29(1)	90	76
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(1)	950	893
Southern California Edison Co. 5.950%, 11/1/32	84	89
Southern Co. (The) Series 21-A 3.750%, 9/15/51	490	393
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Utilities—continued
Vistra Corp. 144A 8.000% (1)(5)	$ 125	$ 119
		3,345
Total Corporate Bonds and Notes (Identified Cost $82,167)		71,872

Leveraged Loans—11.5%
Aerospace—0.6%
Air Canada (3 month LIBOR + 3.500%) 8.130%, 8/11/28(4)	50	50
Amentum Government Services Holdings LLC (3-6 month Term SOFR + 4.000%) 7.206% - 7.558%, 2/15/29(4)	129	127
Brown Group Holding LLC (1 month LIBOR + 2.500%) 6.571%, 6/7/28(4)	164	160
Mileage Plus Holdings LLC (3 month LIBOR + 5.250%) 8.777%, 6/21/27(4)	233	239
		576

Consumer Non-Durables—0.5%
DS Parent, Inc. Tranche B (3-6 month LIBOR + 5.750%) 9.424% - 9.920%, 12/8/28(4)	178	170
Parfums Holding Co., Inc. First Lien (1 month LIBOR + 4.000%) 8.071%, 6/30/24(4)	167	156
	Par Value	Value

Consumer Non-Durables—continued
ZEP, Inc. First Lien (3 month LIBOR + 4.000%) 7.674%, 8/12/24(4)	$ 227	$ 196
		522

Energy—1.2%
Citgo Petroleum Corp. 2019, Tranche B (1 month LIBOR + 6.250%) 10.321%, 3/28/24(4)	295	294
Hamilton Projects Acquiror LLC Tranche B (3 month LIBOR + 4.500%) 8.174%, 6/17/27(4)	172	169
Medallion Midland Acquisition LLC (3 month LIBOR + 3.750%) 7.424%, 10/18/28(4)	157	156
Oryx Midstream Services Permian Basin LLC Tranche B (3 month LIBOR + 3.250%) 7.924%, 10/5/28(4)	243	240
Traverse Midstream Partners LLC (1 month Term SOFR + 4.250%) 8.405%, 9/27/24(4)	386	383
		1,242

Financials—0.3%
Asurion LLC Tranche B-9 (1 month LIBOR + 3.250%) 7.321%, 7/31/27(4)	137	118
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Financials—continued
Blackhawk Network Holdings, Inc. First Lien (3 month Term SOFR + 3.000%) 7.077%, 6/15/25(4)	$ 153	$ 149
		267

Food / Tobacco—0.6%
H-Food Holdings LLC (1 month LIBOR + 3.688%) 7.759%, 5/23/25(4)	212	183
Pegasus Bidco B.V. Tranche B-2 (3 month Term SOFR + 4.250%) 8.515%, 7/12/29(4)	120	117
Shearer’s Foods LLC First Lien (1 month LIBOR + 3.500%) 7.571%, 9/23/27(4)	151	143
Triton Water Holdings, Inc. First Lien (3 month LIBOR + 3.500%) 7.174%, 3/31/28(4)	142	131
		574

Forest Prod / Containers—0.2%
Anchor Glass Container Corp. 2017 (1-3 month LIBOR + 2.750%) 6.424% - 6.534%, 12/7/23(4)	83	60
TricorBraun, Inc. (1 month LIBOR + 3.250%) 7.321%, 3/3/28(4)	138	131
		191

Gaming / Leisure—0.9%
Carnival Corp. Tranche B (3 month LIBOR + 3.000%) 5.877%, 6/30/25(4)	73	70
ECL Entertainment LLC Tranche B (1 month LIBOR + 7.500%) 11.571%, 5/1/28(4)	169	168
	Par Value	Value

Gaming / Leisure—continued
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 6.820%, 4/29/24(4)	$ 557	$ 556
UFC Holdings LLC Tranche B-3 (3 month LIBOR + 2.750%) 7.110%, 4/29/26(4)	172	169
		963

Health Care—1.4%
CHG Healthcare Services, Inc. First Lien (1 month LIBOR + 3.250%) 7.321%, 9/29/28(4)	174	171
Gainwell Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 7.674%, 10/1/27(4)	149	145
Hunter Holdco 3 Ltd. First Lien (3 month LIBOR + 4.250%) 7.924%, 8/19/28(4)	114	111
LifePoint Health, Inc. Tranche B, First Lien (3 month LIBOR + 3.750%) 8.165%, 11/16/25(4)	166	154
PetVet Care Centers LLC 2021, First Lien (1 month LIBOR + 3.500%) 7.571%, 2/14/25(4)	102	95
Phoenix Guarantor, Inc. Tranche B-1 (1 month LIBOR + 3.250%) 7.321%, 3/5/26(4)	322	305
Sunshine Luxembourg VII S.a.r.l. Tranche B-3 (3 month LIBOR + 3.750%) 7.424%, 10/1/26(4)	143	136
Upstream Newco, Inc. 2021 (3 month Term SOFR + 4.250%) 8.065%, 11/20/26(4)	189	170
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Health Care—continued
Viant Medical Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 7.821%, 7/2/25(4)	$ 181	$ 160
		1,447

Information Technology—1.3%
Applied Systems, Inc. Second Lien (3 month LIBOR + 5.500%) 9.174%, 9/19/25(4)	247	245
CDK Global, Inc. (3 month Term SOFR + 4.500%) 8.112%, 7/6/29(4)	70	69
ConnectWise LLC (3 month LIBOR + 3.500%) 7.174%, 9/29/28(4)	84	80
Epicor Software Corp. Tranche C (1 month LIBOR + 3.250%) 7.321%, 7/30/27(4)	166	160
Open Text Corp. Tranche B (3 month LIBOR + 4.750%) 0.000%, 11/16/29(4)(9)	145	141
Project Ruby Ultimate Parent Corp. First Lien (1 month LIBOR + 3.250%) 7.321%, 3/10/28(4)	196	186
RealPage, Inc. First Lien (1 month LIBOR + 3.000%) 7.071%, 4/24/28(4)	147	140
Sophia LP Tranche B (3 month LIBOR + 3.500%) 7.174%, 10/7/27(4)	175	169
UKG, Inc.
2021, Second Lien (3 month LIBOR + 5.250%) 8.998%, 5/3/27(4)	10	9
	Par Value	Value

Information Technology—continued
2021-2, First Lien (3 month LIBOR + 3.250%) 6.998%, 5/4/26(4)	$ 164	$ 158
		1,357

Manufacturing—0.7%
Filtration Group Corp. 2021 (1 month LIBOR + 3.500%) 7.571%, 10/21/28(4)	222	216
Gates Global LLC Tranche B-4 (3 month LIBOR + 4.750%) 0.000%, 11/16/29(4)(9)	425	417
Safe Fleet Holdings LLC 2022 (1 month Term SOFR + 3.850%) 7.869%, 2/23/29(4)	40	39
		672

Media / Telecom - Cable/Wireless Video—0.2%
DIRECTV Financing LLC (1 month LIBOR + 5.000%) 9.071%, 8/2/27(4)	192	184
Media / Telecom - Diversified Media—0.7%
Cinemark USA, Inc. (1-3 month LIBOR + 1.750%) 5.430% - 6.170%, 3/31/25(4)	189	182
McGraw-Hill Education, Inc. (1-6 month LIBOR + 4.750%) 8.316% - 8.821%, 7/28/28(4)	172	164
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Media / Telecom - Diversified Media—continued
Neptune Bidco U.S., Inc. Tranche B (3 month LIBOR + 4.750%) 0.000%, 4/11/29(4)(9)	$ 175	$ 157
William Morris Endeavor Entertainment LLC Tranche B-1 (1 month LIBOR + 2.750%) 6.830%, 5/18/25(4)	178	173
		676

Media / Telecom - Telecommunications—0.1%
Consolidated Communications, Inc. Tranche B-1 (1 month LIBOR + 3.500%) 7.625%, 10/2/27(4)	125	109
Metals / Minerals—0.3%
Covia Holdings Corp. (3 month LIBOR + 4.000%) 7.748%, 7/31/26(4)	185	178
Peabody Energy Corp. Tranche B (1 month LIBOR + 2.750%) 6.766%, 3/31/25(4)	179	176
		354

Retail—0.5%
CNT Holdings I Corp. First Lien (3 month Term SOFR + 3.500%) 7.239%, 11/8/27(4)	162	156
Great Outdoors Group LLC Tranche B-2 (1 month LIBOR + 3.750%) 7.821%, 3/6/28(4)	200	192
PetsMart LLC (1 month LIBOR + 3.750%) 7.820%, 2/11/28(4)	128	123
		471

	Par Value	Value

Service—1.1%
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 3.250%) 7.294%, 2/6/26(4)	$ 234	$ 231
DXP Enterprises, Inc. (3 month Term SOFR + 5.350%) 9.955%, 12/23/27(4)	167	158
Garda World Security Corp. Tranche B-2 (3 month LIBOR + 4.250%) 8.930%, 10/30/26(4)	65	62
Grab Holdings, Inc. (1 month LIBOR + 4.500%) 8.260%, 1/29/26(4)	170	166
Peraton Corp. Tranche B, First Lien (1 month LIBOR + 3.750%) 7.821%, 2/1/28(4)	149	145
PODS LLC (1 month LIBOR + 3.000%) 7.071%, 3/31/28(4)	162	155
Sweetwater Borrower LLC (1 month LIBOR + 4.250%) 8.375%, 8/7/28(4)	188	174
		1,091

Transportation - Automotive—0.5%
Clarios Global LP First Lien (1 month LIBOR + 3.250%) 7.321%, 4/30/26(4)	169	166
Cooper-Standard Automotive, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 6.071%, 11/2/23(4)	240	234
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value	Value

Transportation - Automotive—continued
PAI Holdco, Inc. Tranche B (3 month LIBOR + 3.750%) 8.165%, 10/28/27(4)	$ 94	$ 87
		487

Utilities—0.4%
Brookfield WEC Holdings, Inc. (1 month LIBOR + 2.750%) 6.821%, 8/1/25(4)	161	158
Generation Bridge II LLC
Tranche B (1 month LIBOR + 5.000%) 9.201%, 2/23/29(4)	108	107
Tranche C (1 month Term SOFR + 5.000%) 9.201%, 2/23/29(4)	13	13
Lightstone HoldCo LLC
Tranche B (1 month Term SOFR + 5.750%) 9.836%, 1/29/27(4)	167	151
Tranche C (1 month Term SOFR + 5.750%) 9.836%, 1/29/27(4)	9	9
		438
Total Leveraged Loans (Identified Cost $11,956)		11,621

	Shares
Preferred Stocks—2.9%
Financials—2.1%
Capital Farm Credit ACA Series 1 144A, 5.000%(1)	275 (10)	236
MetLife, Inc. Series D, 5.875%	313 (10)	289
	Shares	Value
Financials—continued
Truist Financial Corp. Series Q, 5.100%	465 (10)	$ 417
Zions Bancorp NA, 6.950%	47,150	1,199
		2,141

Industrials—0.8%
General Electric Co. Series D, (3 month LIBOR + 3.330%), 6.623%(4)	788 (10)	764
Total Preferred Stocks (Identified Cost $2,999)		2,905

Common Stocks—0.1%
Consumer Discretionary—0.1%
MYT Holding LLC Class B(6)(11)	29,850	25
NMG Parent LLC(6)(11)	618	89
		114

Energy—0.0%
Frontera Energy Corp.(11)	1,257	10
Total Common Stocks (Identified Cost $258)		124
Total Long-Term Investments—143.2% (Identified Cost $165,788)		144,804

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Shares	Value

Short-Term Investment—1.3%
Money Market Mutual Fund—1.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 3.606%)(12)	1,329,983	$ 1,330
Total Short-Term Investment (Identified Cost $1,330)		1,330

TOTAL INVESTMENTS—144.5% (Identified Cost $167,118)		$ 146,134	(13)
Other assets and liabilities, net—(44.5)%		(44,970)
NET ASSETS—100.0%		$ 101,164

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
GMTN	Global Medium Term Note
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
NA	National Association
PIK	Payment-in-Kind Security
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2022, these securities amounted to a value of $78,188 or 77.3% of net assets.
(2)	Security in default; no interest payments are being received.
(3)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	Variable rate security. Rate disclosed is as of November 30, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	No contractual maturity date.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(8)	100% of the income received was in cash.
(9)	This loan will settle after November 30, 2022, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(10)	Value shown as par value.
(11)	Non-income producing.
(12)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(13)	All or a portion of securities is segregated as collateral for borrowings. See Note 7 in Notes to Financial Statements.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of November 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 12,397	$ —	$ 12,397	$ —
Corporate Bonds and Notes	71,872	—	71,869	3
Foreign Government Securities	25,493	—	25,493	—
Leveraged Loans	11,621	—	11,621	—
Mortgage-Backed Securities	9,662	—	9,662	—
Municipal Bonds	2,176	—	2,176	—
U.S. Government Securities	8,554	—	8,554	—
Equity Securities:
Preferred Stocks	2,905	1,199	1,706	—
Common Stocks	124	10	—	114
Money Market Mutual Fund	1,330	1,330	—	—
Total Investments	$146,134	$2,539	$143,478	$117
Security held by the Fund with an end of period value of $304 was transferred from Level 3 to Level 2 due to an increase in trading activities during the period.
Securities held by the Fund with an end of period value of $114 were transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended November 30, 2022.
See Notes to Financial Statements

GLOBAL MULTI-SECTOR INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2022
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $167,118)	$ 146,134
Cash	106
Receivables
Investment securities sold	1,011
Dividends and interest	1,609
Prepaid Trustees’ retainer	1
Other assets (Note 3)	32
Total assets	148,893
Liabilities
Borrowings (Note 7)	45,400
Payables
Investment securities purchased	1,770
Interest on borrowings (Note 7)	352
Investment advisory fees	112
Trustee deferred compensation plan (Note 3)	32
Administration and accounting fees	13
Other accrued expenses	50
Total liabilities	47,729
Net Assets	$ 101,164
Net Assets Consist of:
Capital paid on shares of beneficial interest (no par value, unlimited authorization)	$ 149,325
Total distributable earnings (accumulated losses)	(48,161)
Net Assets	$ 101,164
Common Shares Outstanding	11,313,094
Net Asset Value Per Share(a)	$ 8.94

(a)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

GLOBAL MULTI-SECTOR INCOME FUND
STATEMENT OF OPERATIONS YEAR ENDED
November 30, 2022
($ reported in thousands)
Investment Income
Interest	$ 8,125
Dividends	232
Total investment income	8,357
Expenses
Investment advisory fees	1,551
Administration and accounting fees	183
Professional fees	66
Trustees’ fees and expenses	59
Printing fees and expenses	53
Transfer agent fees and expenses	10
Custodian fees	9
Miscellaneous expenses	43
Total expenses before interest expense	1,974
Interest expense on borrowings (Note 7)	1,152
Total expenses after interest expense	3,126
Net investment income (loss)	5,231
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(6,184)
Net change in unrealized appreciation (depreciation) on:
Investments	(19,080)
Net realized and unrealized gain (loss) on investments	(25,264)
Net increase (decrease) in net assets resulting from operations	$(20,033)
See Notes to Financial Statements

GLOBAL MULTI-SECTOR INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Year Ended November 30, 2022	Year Ended November 30, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 5,231	$ 5,924
Net realized gain (loss)	(6,184)	2,092
Net change in unrealized appreciation (depreciation)	(19,080)	(5,692)
Increase (decrease) in net assets resulting from operations	(20,033)	2,324
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(5,220)	(5,878)
Return of capital	(5,641)	(6,335)
Dividends and Distributions to Shareholders	(10,861)	(12,213)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (0 and 5,586 shares, respectively)	—	67
Increase (decrease) in net assets from capital transactions	—	67
Net increase (decrease) in net assets	(30,894)	(9,822)
Net Assets
Beginning of period	132,058	141,880
End of period	$101,164	$132,058
See Notes to Financial Statements

GLOBAL MULTI-SECTOR INCOME FUND
STATEMENT OF CASH FLOWS
YEAR ENDED November 30, 2022
($ reported in thousands)
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$(20,033)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	84,893
(Increase) Decrease in investment securities sold receivable	(481)
Purchases of long-term investments	(70,825)
Increase (Decrease) in investment securities purchased payable	(297)
Net (purchases) or sales of short-term investments	(1,318)
Net change in unrealized (appreciation)/depreciation on investments	19,080
Net realized (gain)/loss on investments	6,184
Amortization of premium and accretion of discounts on investments	(116)
Proceeds from litigation settlements	4
(Increase) Decrease in dividends and interest receivable	46
(Increase) Decrease in prepaid expenses	1
(Increase) Decrease in prepaid Trustees’ retainer	1
Increase (Decrease) in interest payable on borrowings	342
Increase (Decrease) in affiliated expenses payable	(36)
Increase (Decrease) in non-affiliated expenses payable	(57)
Cash provided by (used for) operating activities	17,388
Cash provided by (used for) financing activities:
Cash payments to reduce borrowings	(7,100)
Cash distributions paid to shareholders	(10,861)
Cash provided by (used for) financing activities	(17,961)
Net increase (decrease) in cash	(573)
Cash and foreign currency at beginning of period	679
Cash and foreign currency at end of period	$ 106
Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$ 810
See Notes to Financial Statements

GLOBAL MULTI-SECTOR INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,
	2022	2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$ 11.67	$ 12.55	$ 13.16	$ 13.30	$ 17.06
Income (loss) from investment operations:
Net investment income (loss)(1)	0.46	0.52	0.55	0.58	0.72
Net realized and unrealized gain (loss)	(2.23)	(0.32)	0.20	0.79	(2.79)
Payment from affiliate	—	—	—	— (2)	—
Total from investment operations	(1.77)	0.20	0.75	1.37	(2.07)
Dividends and Distributions to Shareholders:
Net investment income	(0.46)	(0.52)	(0.51)	(0.49)	(0.59)
Return of capital	(0.50)	(0.56)	(0.85)	(1.02)	(1.10)
Total dividends and distributions to shareholders	(0.96)	(1.08)	(1.36)	(1.51)	(1.69)
Net asset value, end of period	$ 8.94	$ 11.67	$ 12.55	$ 13.16	$ 13.30
Market value, end of period(3)	$ 8.12	$ 11.56	$ 11.69	$ 12.54	$ 11.75
Total return, net asset value(4)	(14.70)%	1.76%	7.70%	11.82%	(12.24)%
Total return, market value(4)	(21.78)%	8.22%	5.28%	20.61%	(27.29)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(5)	2.76%	2.14%	2.40%	3.13%	2.96%
Ratio of net investment income (loss) to average net assets	4.62%	4.28%	4.51%	4.39%	4.86%
Portfolio turnover rate	44%	54%	75%	62%	58%
Net assets, end of period (000’s)	$101,164	$132,058	$141,880	$148,730	$150,335
Borrowings, end of period (000’s)	$ 45,400	$ 52,500	$ 52,500	$ 57,000	$ 59,000
Asset coverage, per $1,000 principal amount of borrowings(6)	$ 3,228	$ 3,515	$ 3,702	$ 3,609	$ 3,548

(1)	Calculated using average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Closing Price – New York Stock Exchange.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
(5)	Ratio of total expenses, before interest expense on the line of credit, was 1.74%, 1.74%, 1.74%, 1.86% and 1.83% for the years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.
(6)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

GLOBAL MULTI-SECTOR INCOME  FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2022
Note 1. Organization
Virtus Global Multi-Sector Income Fund (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formed as a statutory trust under the laws of the State of Delaware on August 23, 2011. The Fund commenced operations on February 23, 2012. The Fund’s investment objective is outlined in the Manager’s Discussion of Fund Performance pages.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its

GLOBAL MULTI-SECTOR INCOME  FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method.

GLOBAL MULTI-SECTOR INCOME  FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
C.	Income Taxes
It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income securities, the Fund bifurcates that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.	Payment-In-Kind Securities
The Fund may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash

GLOBAL MULTI-SECTOR INCOME  FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
G.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and forward commitment securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
H.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

GLOBAL MULTI-SECTOR INCOME  FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
The Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
I.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to the Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
J.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, and are inclusive of dollar denominated and foreign currency.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.95% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).
B.	Subadviser
Effective July 1, 2022, Newfleet Asset Management, LLC, the Fund’s subadviser, merged with and into Virtus Fixed Income Advisers, LLC (“VFIA”), a wholly-owned subsidiary of Virtus. The investment professionals previously with Newfleet Asset Management, LLC, now operate in the Newfleet Asset Management division (“Newfleet”) of VFIA. The subadvisory agreement for the Fund was transferred to, and assumed by, VFIA with no other changes. The subadviser is responsible for the day-to-day portfolio management of the Fund for which it is paid a fee by the Adviser.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the

GLOBAL MULTI-SECTOR INCOME  FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the year ended November 30, 2022, the Fund incurred administration fees totaling $163 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
D.	Trustees’ Fees
For the year ended November 30, 2022, the Fund incurred Trustees’ fees totaling $59, which are included in the Statement of Operations within the line item “Trustees’ fees and expenses.”
E.	Investments with Affiliates
The Fund is permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended November 30, 2022, the Fund did not engage in transactions pursuant to Rule 17a-7 under the 1940 Act.
F.	Trustees Deferred Compensation Plan
The Fund provides a deferred compensation plan for its Trustees who receive compensation from the Fund. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at November 30, 2022.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the year ended November 30, 2022, were as follows:
Purchases	Sales
$54,890	$71,846
Purchases  and sales of long-term U.S. Government and agency securities during the year ended November 30, 2022, were as follows:
Purchases	Sales
$15,935	$13,047

GLOBAL MULTI-SECTOR INCOME  FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
Note 5. Federal Income Tax Information
($ reported in thousands)
At November 30, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$167,190	$633	$(21,689)	$(21,056)
The Fund has capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended November 30, 2022, the Fund’s capital loss carryovers are as follows:

Short-Term	Long-Term
$9,085	$17,364
The components of distributable earnings on a tax basis and certain tax attributes for the Fund consist of the following:
Post-October Capital Loss Deferred	Capital Loss Deferred
$ 624	$ 26,449
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended November 30, 2022 and 2021 was as follows:

	2022	2021
Ordinary Income	$ 5,220	$ 5,878
Return of Capital	5,641	6,335
Total	$10,861	$12,213
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of

GLOBAL MULTI-SECTOR INCOME  FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 6. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

GLOBAL MULTI-SECTOR INCOME  FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
Note 7. Borrowings
($ reported in thousands)
The Fund has a Credit Agreement (the “Agreement”), with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to $72,000 (“Commitment Amount”), which may be increased to $110,000 under certain circumstances. Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at SOFR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees accrued for the period ended November 30, 2022 were $56 and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term that extends until the 179th day after the date that the lender delivers a “notice of termination” to the Fund. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.
For the year ended November 30, 2022, the average daily borrowings under the Agreement and the weighted daily average interest rate were $49,937 and 2.17%, respectively.
At November 30, 2022, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$45,400	4.76%
Note 8.  Indemnifications
Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 9. Capital Transactions
At November 30, 2022, the Fund had one class of common stock with no par value of which unlimited shares are authorized and 11,313,094 shares are outstanding.
Note 10. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser, Newfleet, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their

GLOBAL MULTI-SECTOR INCOME  FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
activities. At this time, the Fund and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 11. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.
Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Virtus Global Multi-Sector Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Global Multi-Sector Income Fund (the “Fund”) as of November 30, 2022, the related statements of operations and cash flows for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 25, 2023
We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

GLOBAL MULTI-SECTOR INCOME  FUND
TAX INFORMATION NOTICE (Unaudited)
November 30, 2022
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2023, the Fund will notify applicable shareholders of amounts for use in preparing 2022 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended November 30, 2022, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Qualified Dividend Income % (for non-corporate shareholders)	Dividend Received Deduction % (for corporate shareholders)	Long-Term Capital Gain Distributions ($)
0%	0%	$0

CERTIFICATION
The Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

GLOBAL MULTI-SECTOR INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to maximize current income while preserving capital.
Principal Strategies:
The Fund seeks to generate high current income and total return by applying extensive credit research to capitalize on opportunities across undervalued sectors of the global bond markets.
The portfolio seeks global diversification among 14 sectors in order to potentially increase return and manage risk.
Principal Risks:
Credit: There is a risk that the issuer of a debt instrument will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the instrument to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.
Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

GLOBAL MULTI-SECTOR INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
Bank Loans: Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.
Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result  in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The subadviser’s judgments about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Market Volatility: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Local, regional, or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Foreign Investing: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

GLOBAL MULTI-SECTOR INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
Emerging Market: The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
Asset-Backed and Mortgage-Backed Securities: Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks. The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Fund.
Early payoffs in the loans underlying such securities may result in the Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Closed-End Fund: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Leverage: The Fund employs leverage through a line of credit. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include

GLOBAL MULTI-SECTOR INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

GLOBAL MULTI-SECTOR INCOME FUND
Automatic Reinvestment and Cash Purchase Plan (Unaudited)
Virtus Global Multi-Sector Income Fund (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Enrollment in the Reinvestment Plan
It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Fund at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.
How shares are purchased through the Reinvestment Plan
When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:
If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

GLOBAL MULTI-SECTOR INCOME FUND
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.
Charges to Participate in the Plan
As a Participant in the Plan, you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Voluntary Cash Purchase Plan
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Automatic Monthly Investment
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.

GLOBAL MULTI-SECTOR INCOME FUND
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
Termination of Shares
Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
Additional Information
For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF GLOBAL MULTI-SECTOR
INCOME FUND (Unaudited)
The Board of Trustees (the “Board”) of Virtus Global Multi-Sector Income Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and the continuation of the subadvisory agreement (the “Subadvisory Agreement” and, together with the Advisory Agreement, the “Agreements”) with Virtus Fixed Income Advisers, LLC, acting through its division Newfleet Asset Management (the “Subadviser”). At a meeting held on November 1, 2022, in a virtual meeting format in light of public health concerns regarding the spread of COVID-19, and at an in-person meeting held on November 16, 2022 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”) considered and approved the continuation of each Agreement, as further discussed below.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VIA or the Subadviser were present.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadviser to detailed requests submitted by independent legal counsel to the Independent Trustees on their behalf, as well as responses by VIA and the Subadviser to follow-up questions. The Trustees also previously had received presentations by VIA’s and the Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VIA and the Subadviser; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadviser.
In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadviser, including: (a) VIA’s ability to select and monitor the Subadviser; (b) VIA’s ability to provide the services necessary to monitor the Subadviser’s compliance with the Fund’s investment objective, policies and restrictions, as well as to provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which the Subadviser should

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF GLOBAL MULTI-SECTOR
INCOME FUND (Unaudited) (Continued)
be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to continue to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, as well as information provided throughout the past year. The Board noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objective, policies and restrictions. The Board considered the Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by the Subadviser, and experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund. The Board also considered: (a) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including the fact that the Subadviser was not currently involved in any regulatory actions, investigations or material litigation.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.
The Board noted that the Fund underperformed the median of its Performance Universe for the year-to-date, 1-, 3-, 5-, and 10-year periods ended June 30, 2022. The Board also noted that the Fund underperformed its benchmark for the year-to-date, 1-, and 5-year periods ended

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF GLOBAL MULTI-SECTOR
INCOME FUND (Unaudited) (Continued)
June 30, 2022 and outperformed its benchmark for the 3- and 10-year periods ended June 30, 2022. The Trustees discussed the Fund’s underperformance and the reasons therefor among themselves and with management.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons of the Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Trustees also considered the fee rates payable by comparable accounts managed by the Subadviser.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
The Board noted that the Fund’s net management fees were in the fifth quintile of the Expense Universe, and that the Fund’s net total expenses were in the third quintile of the Expense Universe.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of the Subadviser. In addition to the fees paid to VIA and its affiliates, including the Subadviser, the Board considered other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.
In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fee payable under the Subadvisory Agreement is paid by VIA out of the fee that VIA receives under the Advisory Agreement, and not by the Fund. In considering the fee payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, its profitability should be considered as part of the profitability of VIA and, therefore, the Board considered the profitability of VIA and the Subadviser together. For each of the above reasons, the Board concluded that the separate profitability to the Subadviser and its affiliates from their relationships with the Fund was not a material factor in approval of the Subadvisory Agreement.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF GLOBAL MULTI-SECTOR
INCOME FUND (Unaudited) (Continued)
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.
The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadviser and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadviser or VIA in providing investment advisory services to the Fund, other than the fees earned under the respective Agreement.
The Trustees concluded that potential “fallout” benefits that VIA and the Subadviser may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Trustees, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and Officers of the Fund as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Global Multi-Sector Income Fund, One Financial Plaza, Hartford, CT 06103.
Independent Trustees
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Burke, Donald C. YOB: 1960 Served Since: 2020, Class II 99 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Cogan, Sarah E. YOB: 1956 Served Since: 2021, Class II 103 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.;; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
DeCotis, Deborah A. YOB: 1952 Served Since: 2021, Class I 103 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Director, Cadre Holdings Inc. (since 2022); Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Drummond, F. Ford YOB: 1962 Served Since: 2021, Class III 103 Portfolios	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly, Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2020, Class II 96 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Mallin, John R. YOB: 1950 Served Since: 2020, Class II 96 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2020, Class III 96 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
McLoughlin, Philip R. YOB: 1946 Served Since: 2011, Class III Chairman 106 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios), Virtus Strategy Trust (8 portfolios), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
McNamara, Geraldine M. YOB: 1951 Served Since: 2020, Class I 106 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Walton, R. Keith YOB: 1964 Served Since: 2016, Class I 103 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Zino, Brian T. YOB: 1952 Served Since: 2016, Class I 103 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2014, Class III 109 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers Who Are Not Trustees
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2011).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Short, Julia R. YOB: 1972	Senior Vice President (since 2018).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

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GLOBAL MULTI-SECTOR INCOME FUND
101 Munson Street
Greenfield, MA 01301-9668
Board of Trustees
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Virtus Global Multi-Sector Income Fund
c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940-3078
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8528	01-23

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that each of Donald C. Burke, Connie D. McDaniel and Brian T. Zino is qualified to serve as an “audit committee financial expert” serving on its audit committee and that each is an “independent” Trustee, as defined by Item 3 of Form N-CSR.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $33,055 for 2022 and $30,050 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $4,724 for 2022 and $2,775 for 2021. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,078 for 2022 and $3,353 for 2021.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Fund, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Multi-Sector Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,078 for 2022 and $6,128 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee. During the period covered by the report, the members of the audit committee were: Donald C. Burke, Deborah A. DeCotis, John R. Mallin, Connie D. McDaniel and Brian T. Zino.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing the Fund is responsible for voting proxies for such fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Fund (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 866.270.7788, or on the SEC’s Web site at www.sec.gov.

During the period of the report, any proxies for the Fund were handled by the Fund’s subadviser, Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC (“Newfleet”). Following is a summary of Newfleet’s proxy voting policies.

Newfleet

Although the nature of Newfleet’s portfolios is such that ballots are rarely required, Newfleet has adopted pre-determined proxy voting guidelines (the “Guidelines”) to make every effort to ensure the manner in which shares are voted is in the best interest of its clients and the value of the investment. Under the Guidelines, Newfleet sometimes delegates to a non-affiliated third party vendor the responsibility to review proxy proposals and make voting recommendations on behalf of Newfleet. Newfleet may also vote a proxy contrary to the Guidelines if it determines that such action in the best interest of its clients including the Fund.

A complete copy of Newfleet’s current Proxy Voting Policies & Procedures is available by sending a written request to Newfleet Asset Management, LLC, Attn: Compliance Department, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: james.sena@virtus.com.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The names, titles, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC

David L. Albrycht, CFA. David Albrycht is president and chief investment officer of Newfleet, an affiliated manager of Virtus Investment Partners (“Virtus”). Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former affiliate of Virtus. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Mr. Albrycht has been a portfolio manager of the Fund since its inception, Virtus Newfleet Multi-Sector Short Term Bond Fund since 1993, Virtus Newfleet Multi-Sector Intermediate Bond Fund since 1994, Virtus Newfleet Senior Floating Rate Fund since 2008, Virtus Tactical Allocation Fund and Virtus Newfleet High Yield Fund since 2011, Virtus Newfleet Core Plus Bond Fund and Virtus Newfleet Low Duration Income Fund since 2012. He also co-manages two variable investment options and is co-manager of another closed-end fund, Virtus Total Return Fund (NYSE: ZTR). He also is a manager of four exchange-traded funds, AdvisorShares Newfleet Multi-Sector Income ETF (NYSE: MINC), Virtus Newfleet Multi-Sector Bond ETF (NFLT), Virtus Newfleet High Yield Bond ETF (BLHY), and Virtus Newfleet ABS/MBS ETF (VABS), and two offshore funds, the Virtus GF Multi-Sector Short Duration Bond Fund and Virtus GF Multi-Sector Income Fund. He is also responsible for the structuring and management of Newfleet’s CLO platform.

Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He is a Chartered Financial Analyst® (CFA®) charterholder and has been working in the investment industry since 1985.

Benjamin Caron, CFA. Ben Caron is a senior managing director and portfolio manager at Newfleet. In addition to the Fund, Mr. Caron is co-portfolio manager of the Virtus Newfleet Low Duration Core Plus Bond Fund, and two actively managed ETFs: AdvisorShares Newfleet Multi-Sector Income ETF (NYSE: MINC), and Virtus Newfleet Multi-Sector Bond ETF (NYSE: NFLT). He also assists in the management of Virtus Newfleet Multi-Sector Short Term Bond Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus Tactical Allocation Fund, two variable insurance investment options and the closed-end Virtus Total Return Fund Inc. (NYSE: ZTR).

Prior to joining Newfleet in 2011, Mr. Caron was on the fixed income team at Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined Goodwin Capital in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group.

Mr. Caron earned a B.A. from Syracuse University and an M.B.A. from Suffolk University. He is a Chartered Financial Analyst® (CFA®) charterholder and has been working in the investment industry since 1997.

Kyle A. Jennings, CFA. Kyle Jennings is a senior managing director and the head of credit research at Newfleet. Mr. Jennings is also co-portfolio manager of Virtus Newfleet Senior Floating Rate Fund and Virtus Newfleet High Yield Fund.

Mr. Jennings has been a member of Newfleet’s corporate credit research team since 1998 and currently covers the gaming, healthcare, and pharmaceutical industries. He is also a member of the team that formulates the leveraged finance strategy for the multi-sector fixed income strategies. In addition, Mr. Jennings is responsible for the structuring and management of Newfleet’s CLO platform.

Prior to joining Newfleet in 2011, Mr. Jennings was on the fixed income team at Goodwin Capital Advisers, a former Virtus investment management subsidiary. Before that, he was a credit research analyst in the banking industry for Shawmut Bank, Ironwood Capital, and Citizens Bank.

Mr. Jennings earned a B.S. in finance from the University of Connecticut and is a Chartered Financial Analyst® (CFA®) charterholder. He began his career in the investment industry in 1992.

Daniel Senecal, CFA. Daniel Senecal is a managing director and credit analyst at Newfleet. Mr. Senecal is a sector manager within the emerging markets analyzing both sovereign and corporate debt.

Prior to joining Newfleet in 2011, Mr. Senecal was on the fixed income team at Goodwin Capital Advisers, a former Virtus investment management subsidiary. He began at Goodwin Capital in 1997 as a corporate credit research analyst, followed by several roles, including sector manager for investment grade corporate credit and sovereign credit. He was also the lead portfolio manager for the Phoenix High Yield Fund from 2003 until 2005 and the Phoenix Emerging Market Fund from 2004 to 2005.

Earlier in his career, Mr. Senecal completed a formal credit training program at Shawmut National Bank where he was a credit research analyst and lender. He also worked at BankBoston as a corporate bond analyst.

Mr. Senecal earned a B.A. in economics and English from Assumption College and an M.B.A. in finance from the University of Connecticut. He is a Chartered Financial Analyst® (CFA®) charterholder, and he began his career in the investment industry in 1990.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since the portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2022, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
David L. Albrycht	Registered Investment Companies:	17	$7,640	1	$58.5
	Other Pooled Investment Vehicles:	2	90.6	0	0
	Other Accounts:	0	0	0	0
Benjamin Caron	Registered Investment Companies:	5	987	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Kyle A. Jennings	Registered Investment Companies:	4	880.7	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
Daniel Senecal	Registered Investment Companies:	1	101.2	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with certain of its affiliated investment management firms, including Newfleet (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of the compensation structure:

•

Base Salary: Each portfolio manager is paid a fixed based salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be payable in RSUs and mutual fund investments that appreciate or depreciate in value based on returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of funds managed is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed.

•

Other Benefits: Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health, and other employee benefit plans.

While portfolio managers compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2022, beneficial ownership of shares of the Fund by Messrs. Albrycht, Caron, Jennings and Senecal are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Benjamin Caron	100,001-500,000
Kyle A. Jennings	0
Daniel Senecal	0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1) There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2) There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Global Multi-Sector Income Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date February 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date February 6, 2023

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date February 6, 2023

*	Print the name and title of each signing officer under his or her signature.